CONTINUING AND UNCONDITIONAL GUARANTY

1.  The Guaranty. For valuable consideration, the undersigned (“Guarantor”) hereby unconditionally guarantees and promises to pay promptly to F&L LLP (collectively, “Lender”), or order, in lawful money of the United States, any and all Indebtedness of Oblio Telecom, Inc. (“Borrower”) to Lender when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter. The liability of Guarantor under this Guaranty is not limited as to the principal amount of the Indebtedness guaranteed and includes, without limitation, liability for all interest, fees, indemnities (including, without limitation, hazardous waste indemnities), and other costs and expenses relating to or arising out of the Indebtedness and for all swap, option, or forward obligations now or hereafter owing from Borrower to Lender. The liability of Guarantor is continuing and relates to any Indebtedness, including that arising under successive transactions which shall either continue the Indebtedness or from time to time renew it after it has been satisfied. This Guaranty is cumulative and does not supersede any other outstanding guaranties, and the liability of Guarantor under this Guaranty is exclusive of Guarantor’s liability under any other guaranties signed by Guarantor. If multiple individuals or entities sign this Guaranty, their obligations under this Guaranty shall be joint and several.

2.  Definitions.

(a)  “Borrower” shall mean the individual or the entity named in Paragraph 1 of this Guaranty and, if more than one, then any one or more of them.

(b)  “Guarantor” shall mean the individual or the entity signing this Guaranty and, if more than one, then any one or more of them.

(c)  “Indebtedness” shall mean any and all debts, liabilities, and obligations of Borrower to Lender, arising from or in connection with that certain Note and Security Agreement dated August 11, 2005, made by Oblio Telecom, Inc., a Delaware corporation (the "Borrower") in favor of Lender in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) (the “Original Note”), and that certain Note dated December 14, 2005, made by Borrower in favor the Lender in the original principal amount of Two Million Three Hundred Twenty Two Thousand Eight Hundred and Fifty Dollars ($2,322,850) (the “Second Note”, and together with the Original Note, the “Notes”), or pursuant to Amendment No. 1 to the Notes dated as of December 29, 2006 (the “Amendment”).

(d)  “Loan Documents” shall mean the Notes and the Amendment, all as now in effect and as hereafter amended, restated, renewed, or superseded.

3.  Obligations Independent. The obligations hereunder are independent of the obligations of Borrower or any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor be joined in any such action or actions. Anyone executing this Guaranty shall be bound by its terms without regard to execution by anyone else.

4.  Rights of Lender. Guarantor authorizes Lender, without notice or demand and without affecting its liability hereunder, from time to time to:

(a)  renew, compromise, extend, accelerate, or otherwise change the time for payment, or otherwise change the terms, of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon, or otherwise change the terms of any Loan Documents;

(b)  receive and hold security for the payment of this Guaranty or any Indebtedness and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

(c)  apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine;

(d)  release or substitute any Guarantor or any one or more of any endorsers or other guarantors of any of the Indebtedness; and

(e)  permit the Indebtedness to exceed Guarantor’s liability under this Guaranty, and Guarantor agrees that any amounts received by Lender from any source other than Guarantor shall be deemed to be applied first to any portion of the Indebtedness not guaranteed by Guarantor.

5.  Guaranty to be Absolute. Guarantor agrees that until the Indebtedness has been paid in full and any commitments of Lender or facilities provided by Lender with respect to the Indebtedness have been terminated, Guarantor shall not be released by or because of the taking, or failure to take, any action that might in any manner or to any extent vary the risks of Guarantor under this Guaranty or that, but for this paragraph, might discharge or otherwise reduce, limit, or modify Guarantor’s obligations under this Guaranty. Guarantor waives and surrenders any defense to any liability under this Guaranty based upon any such action, including but not limited to any action of Lender described in the immediately preceding paragraph of this Guaranty. It is the express intent of Guarantor that Guarantor’s obligations under this Guaranty are and shall be absolute and unconditional.

6.  Guarantor’s Waivers of Certain Rights and Certain Defenses. Guarantor waives:

(a)  any right to require Lender to proceed against Borrower, proceed against or exhaust any security for the Indebtedness, or pursue any other remedy in Lender’s power whatsoever including but not limited to the benefits of Chapter 34 of the Texas Business and Commerce Code, §17.001 of the Texas Civil Practice and Remedies Code, and Rule 31 of the Texas Rules of Civil Procedure, or any similar statute.

(b)  any defense arising by reason of any disability or other defense of Borrower, or the cessation from any cause whatsoever of the liability of Borrower;

(c)  any defense based on any claim that Guarantor’s obligations exceed or are more burdensome than those of Borrower; and

(d)  the benefit of any statute of limitations affecting Guarantor’s liability hereunder.

No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

7.  Waiver of Subrogation. Until the Indebtedness has been paid in full and any commitments of Lender or facilities provided by Lender with respect to the Indebtedness have been terminated, even though the Indebtedness may be in excess of Guarantor’s liability hereunder, Guarantor waives to the extent permitted by applicable law any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty, and Guarantor waives to the extent permitted by applicable law any right to enforce any remedy that Lender now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

8.  Waiver of Notices. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intent to accelerate, notices of acceleration, notices of any suit or any other action against Borrower or any other person, any other notices to any party liable on any Loan Document (including Guarantor), notices of acceptance of this Guaranty, notices of the existence, creation, or incurring of new or additional Indebtedness to which this Guaranty applies or any other Indebtedness of Borrower to Lender, and notices of any fact that might increase Guarantor’s risk.

9.  Subordination. Any obligations of Borrower to Guarantor, now or hereafter existing, including but not limited to any obligations to Guarantor as subrogee of Lender or resulting from Guarantor’s performance under this Guaranty, are hereby subordinated to the Indebtedness. In addition to Guarantor’s waiver of any right of subrogation as set forth in this Guaranty with respect to any obligations of Borrower to Guarantor as subrogee of Lender, Guarantor agrees that, if Lender so requests, Guarantor shall not demand, take, or receive from Borrower, by setoff or in any other manner, payment of any other obligations of Borrower to Guarantor until the Indebtedness has been paid in full and any commitments of Lender or facilities provided by Lender with respect to the Indebtedness have been terminated. If any payments are received by Guarantor in violation of such waiver or agreement, such payments shall be received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any security interest, lien, or other encumbrance that Guarantor may now or hereafter have on any property of Borrower is hereby subordinated to any security interest, lien, or other encumbrance that Lender may have on any such property.

10.  Reinstatement of Guaranty. If this Guaranty is returned or canceled, and subsequently any payment or transfer of any interest in property by Borrower to Lender is rescinded or must be returned by Lender to Borrower, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior return, or cancellation.

11.  Stay of Acceleration. In the event that acceleration of the time for payment of any of the Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, all such Indebtedness guaranteed by Guarantor shall nonetheless be payable by Guarantor immediately if requested by Lender.

12.  Information Relating to Borrower. Guarantor acknowledges and agrees that it shall have the sole responsibility for, and has adequate means of, obtaining from Borrower such information concerning Borrower’s financial condition or business operations as Guarantor may require, and that Lender has no duty, and Guarantor is not relying on Lender, at any time to disclose to Guarantor any information relating to the business operations or financial condition of Borrower.

13.  Borrower’s Authorization. Where Borrower is a corporation, partnership, or limited liability company, it is not necessary for Lender to inquire into the powers of Borrower or of the officers, directors, partners, members, managers, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder, subject to any limitations on Guarantor’s liability set forth herein.

14.  Information Relating to Guarantor. Guarantor authorizes Lender to verify or check any information given by Guarantor to Lender, check Guarantor’s credit references, verify employment, and obtain credit reports. Guarantor acknowledges and agrees that the authorizations provided in this paragraph apply to any individual general partner of Guarantor.

15.  Change of Status. Any Guarantor that is a business entity shall not enter into any consolidation, merger, or other combination unless Guarantor is the surviving business entity. Further, Guarantor shall not change its legal structure unless (a) Guarantor obtains the prior written consent of Lender and (b) all Guarantor’s obligations under this Guaranty are assumed by the new business entity.

16.  Remedies. If Guarantor fails to fulfill its duty to pay all Indebtedness guaranteed hereunder, Lender shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law. Without limiting the foregoing, Lender may, at its option and without notice or demand:

(a)  declare any Indebtedness due and payable at once;

(b)  take possession of any collateral pledged by Borrower or Guarantor, wherever located, and sell, resell, assign, transfer, and deliver all or any part of the collateral at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Lender may impose reasonable conditions upon any such sale. Further, Lender, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of the collateral to be sold, free from and discharged of all trusts, claims, rights of redemption and equities of Borrower or Guarantor whatsoever. Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized broker-dealer, investment banker, or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein; and

(c)  set off against any or all liabilities of Guarantor all money owed by Lender or any of its agents or affiliates in any capacity to Guarantor, whether or not due, and also set off against all other liabilities of Guarantor to Lender all money owed by Lender in any capacity to Guarantor. If exercised by Lender, Lender shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.

17.  Notices. All notices required under this Guaranty shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the addresses on the signature page of this Guaranty, or sent by facsimile to the fax numbers listed on the signature page, or to such other addresses as Lender and Guarantor may specify from time to time in writing. Notices sent by (a) first class mail shall be deemed delivered on the earlier of actual receipt or on the fourth business day after deposit in the U.S. mail, postage prepaid, (b) overnight courier shall be deemed delivered on the next business day, and (c) telecopy shall be deemed delivered when transmitted.

18.  Successors and Assigns. This Guaranty (a) binds Guarantor and Guarantor’s executors, administrators, successors, and assigns, provided that Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of Lender, and (b) inures to the benefit of Lender and Lender’s indorsees, successors, and assigns. Lender may, without notice to Guarantor and without affecting Guarantor’s obligations hereunder, sell, assign, grant participations in, or otherwise transfer to any other person, firm, or corporation the Indebtedness and this Guaranty, in whole or in part. Guarantor agrees that Lender may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the Indebtedness any and all information in Lender’s possession concerning Guarantor, this Guaranty, and any security for this Guaranty.

19.  Amendments, Waivers, and Severability. No provision of this Guaranty may be amended or waived except in writing. No failure by Lender to exercise, and no delay in exercising, any of its rights, remedies, or powers shall operate as a waiver thereof, and no single or partial exercise of any such right, remedy, or power shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision of this Guaranty.

20.  Costs and Expenses. Guarantor agrees to pay all reasonable attorneys’ fees, including allocated costs of Lender’s in-house counsel to the extent permitted by applicable law, and all other costs and expenses that may be incurred by Lender (a) in the enforcement of this Guaranty or (b) in the preservation, protection, or enforcement of any rights of Lender in any case commenced by or against Guarantor or Borrower under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.

21.  Governing Law and Jurisdiction. This Guaranty shall be governed by and construed and enforced in accordance with federal law and the law of the State of Texas. Jurisdiction and venue for any action or proceeding to enforce this Guaranty shall be the forum appropriate for such action or proceeding against Borrower, to which jurisdiction Guarantor irrevocably submits and to which venue Guarantor waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. It is provided, however, that if Guarantor owns property in another state, notwithstanding that the forum for enforcement action is elsewhere, Lender may commence a collection proceeding in any state in which Guarantor owns property for the purpose of enforcing provisional remedies against such property. Service of process by Lender in connection with such action or proceeding shall be binding on Guarantor if sent to Guarantor by registered or certified mail at its address specified below.

22.  Waiver of Jury Trial. GUARANTOR AND LENDER EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS GUARANTY OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS GUARANTY OR (B) ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER OR ANY OTHER PERSON INDEMNIFIED UNDER THIS GUARANTY ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

23.  Notice of Final Agreement. THIS WRITTEN GUARANTY AND THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this Continuing and Unconditional Guaranty is executed as of the 29th day of December 2006.

TITAN GLOBAL HOLDINGS, INC.

By: /s/ BRYAN CHANCE

Bryan Chance, President